JOHN HANCOCK DISCOVERY FUND

                           Class A and Class B Shares
                       Statement of Additional Information

                                December 2, 1996

This Statement of Additional Information provides information about John Hancock Discovery Fund (the "Fund") in addition to the information that is contained in the combined Growth Funds' Prospectus dated December 2, 1996 (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust IV (the "Trust"), formerly Freedom Investment Trust III.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                          Page

Organization of the Fund...............................................      2
Investment Objective and Policies......................................      2
Investment Restrictions................................................      7
Those Responsible for Management.......................................     11
Investment Advisory and Other Services.................................     20
Distribution Contracts.................................................     21
Net Asset Value........................................................     23
Initial Sales Charge on Class A Shares.................................     24
Deferred Sales Charge on Class B Shares................................     26
Special Redemptions....................................................     29
Additional Services and Programs.......................................     29
Description of the Fund's Shares.......................................     30
Tax Status.............................................................     31
Calculation of Performance.............................................     35
Brokerage Allocation...................................................     37
Transfer Agent Services................................................     38
Custody of Portfolio...................................................     39
Independent Auditors...................................................     39
Financial Statements...................................................     40
Appendix A - Description of Bond
   and Commercial Paper Ratings........................................    A-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on June 16, 1989. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund was established on May 14, 1991. Prior to August 1, 1992, the Fund was named Freedom Discovery Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

Common Stocks and Convertible Securities: The Fund may invest in common stocks and securities convertible into common stocks of companies which, in the Adviser's opinion, have high long term growth characteristics. The selection of portfolio investments by the Adviser will focus on companies with broad market opportunities and consistent or accelerating earnings growth. These companies may be in a relatively early stage of development, but have usually established a record of profitability and a strong financial position. They may possess a new technology, a unique or proprietary product, or a profitable market niche -- all of which help drive strong unit volume growth, profitability and ultimately earnings per share growth. Other desirable attributes of portfolio investments may include participation by a company in an industrial sector with a favorable secular growth outlook (e.g., medical/health care, communications, technology, etc.), a capable management team with a significant equity stake in its company, and financial cash flows sufficient to sustain estimated growth rates.

Investment in Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

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

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Securities of Other Investment Companies. Currently, the Fund does not intend to invest more than 5% of its total assets in securities of closed-end investment companies.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 5% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under the procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Fund may invest up to 15% of its net assets in short-term investment grade (i.e., rated at the time of purchase AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's) debt securities. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider event in its determination of whether the Fund should continue to hold the securities.

Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward constracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund will not enter into a forward contract with a term greater than one year or commit more than 25% of the value of its total assets to these contracts. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund may elect to hedge less than all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian will segregate cash or liquid securities in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of

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

the account will equal the amount of the Fund's commitments in purchased forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Future Transactions For Hedging Purposes. Although it has no present intention to engage in these strategies, the Fund has also reserved the right to purchase or write (sell) financial future contracts and related options that are traded on a U.S. exchange or board of trade, for hedging purposes (i.e., to reduce the risks of fluctuations in the value of the Fund's portfolio). Before the Fund will invest in any futures contracts or related options shareholders of the Fund will be notified and the Prospectus will be supplemented accordingly.

Call Options. The Fund may purchase calls on equity securities only if the calls are listed on a domestic exchange. The Fund will purchase call options to attempt to obtain capital appreciation. When the Fund buys a call, it pays a premium and has the right to buy the callable securities from a seller of a call during a period at a fixed exercise price. The Fund benefits only if the market price of the callable securities is above the call price during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying security.

Put Options. The Fund may purchase put options on equity securities ("puts") if they are listed on a domestic exchange. When the Fund buys a put, it pays a premium and has the right to sell the underlying assets to a seller of a put during the put period at a fixed exercise price.

The Fund may buy puts related to securities it owns ("protective puts") or to securities it does not own ("non-protective puts"). Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the underlying securities below the exercise price by selling them through the exercise of the put. Thus, protective puts will assist the Fund in achieving its investment objective of capital appreciation by protecting it against a decline in the market value of its portfolio securities.

Buying a non-protective put permits the Fund, if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. A non-protective put can enable the Fund to achieve appreciation during a period when the price of securities underlying such put are declining. If the market price of the underlying securities is above the exercise price and as a result, the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.

Options-General. The Fund may purchase listed put and call options on securities and foreign currencies. However, no more than an aggregate of 5% of the Fund's total assets, measured by the amount of the premium, will be invested in these options.

An option position may be closed out only on an exchange which provides a secondary market for options for the same series. Although the Fund will generally purchase only those exchange-traded options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise such option in order to realize any profit and would incur transaction costs on the purchase or sale of underlying securities. In the absence of a liquid secondary market, the Fund, as the purchaser of a put or call option, would be able to realize a profit or limit a loss on such options only by exercising such options and incurring additional transaction costs on the disposition of the underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options would cease to exist), although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The put and call options activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by it. The exercise of calls written by the Fund may cause the Fund to sell portfolio securities or other assets at times and amounts controlled by the holder of a call, thus increasing the Fund's portfolio turnover rate and brokerage commission payments. The exercise of puts may also cause the sale of securities, also increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. Holding a non-protective put might cause the purchase of the underlying securities to permit the Fund to exercise the put.

The Fund will pay a brokerage commission each time it buys or sells a put or call or buys or sells a security in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of equity securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

(2) Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing.

(3) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 14).

(4) Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

(5) Invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

(6) Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

(7) Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences, and all preferred stocks of an issuer shall be deemed a single class.

(8) Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

(9) Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

(10) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(11) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

(12) Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nonfundamental Investment Restrictions

The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(13) Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on foreign currencies and securities as described in the Prospectus.

(14) Purchase or otherwise acquire any security if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

(15) Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

(16) Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization.

(17) Purchase or retain the securities of any issuer if those officers or trustees of the Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

(18) Hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

(19) Participate on a joint or joint and several basis in any securities trading account (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

(20) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy. The Fund has agreed with a states securities administrator that it will not purchase the following securities:

         The Fund will not invest more than 15% of its total assets in the aggregate in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation, and in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         The Fund will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustee of the Trust are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       11

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dennis S. Aronowitz                     Trustee (3)                             Professor of Law, Boston University
Boston University                                                               School of Law; Trustee, Brookline
Boston, Massachusetts                                                           Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                          President, Brookline Savings Bank;
160 Washington Street                                                           Director, Federal Home Loan Bank of
Brookline, MA  02147                                                            Boston (lending); Director, Lumber
February 1935                                                                   Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University
                                                                                (education); Director, Depositors
                                                                                Insurance Fund, Inc. (insurance).

William J. Cosgrove                     Trustee (3)                             Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.; EVP
                                                                                Resource Evaluation, Inc.
                                                                                (consulting) (until October 1993);
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       12

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Douglas M. Costle                       Trustee (1, 3)                          Director, Chairman of the Board and
RR2 Box 480                                                                     Distinguished Senior Fellow,
Woodstock, VT  05091                                                            Institute for Sustainable
July 1939                                                                       Communities, Montpelier, Vermont
                                                                                (since 1991); Dean Vermont Law
                                                                                School (until 1991); Director, Air
                                                                                and Water Technologies Corporation
                                                                                (environmental services and
                                                                                equipment), Niagara Mohawk Power
                                                                                Company (electric services) and
                                                                                Mitretek Systems (governmental
                                                                                consulting services).

Leland O. Erdahl                        Trustee (3)                             Director, Santa Fe Ingredients
8046 Mackenzie Court                                                            Company of California, Inc. and
Las Vegas, NV  89129                                                            Santa Fe Ingredients Company, Inc.
December 1928                                                                   (private food processing
                                                                                companies), Uranium Resources,
                                                                                Inc.; President, Stolar, Inc.
                                                                                (1987-1991); President, Albuquerque
                                                                                Uranium Corporation (1985-1992);
                                                                                Director, Freeport-McMoRan Copper &
                                                                                Gold Company, Inc., Hecla Mining
                                                                                Company, Canyon Resources
                                                                                Corporation and Original Sixteen to
                                                                                One Mines, Inc. (1984-1987 and
                                                                                1991-1995) (management consultant).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       13

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard A. Farrell                      Trustee(3)                              President of Farrell, Healer & Co.,
Venture Capital Partners                                                        (venture capital management firm)
160 Federal Street                                                              (since 1980); Prior to 1980, headed
23rd Floor                                                                      the venture capital group at Bank
Boston, MA  02110                                                               of Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                             Vice President and Chief Economist,
4104 Woodbine Street                                                            The Conference Board (non-profit
Chevy Chase, MD  20815                                                          economic and business research).
December 1947

William F. Glavin                       Trustee (3)                             President, Babson College; Vice
Babson College                                                                  Chairman, Xerox Corporation (until
Horn Library                                                                    June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                           Reebok, Ltd. (since 1994) and Inco
March 1931                                                                      Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)             President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser;
Boston, MA  02199                                                               Director, The Berkeley Group, John
April 1953                                                                      Hancock Funds, Investor Services
                                                                                (since October 1996); Director,
                                                                                Advisers International; Executive
                                                                                Vice President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       14

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dr. John A. Moore                       Trustee (3)                             President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                             Cornell Institute of Public Affairs,
Cornell University                                                              Cornell University (since August
Institute of Public Affairs                                                     1996); President Emeritus of Wells
364 Upson Hall                                                                  College and St. Lawrence University;
Ithica, NY  14853                                                               Director, Niagara Mohawk Power
May 1943                                                                        Corporation (electric utility) and
                                                                                Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                             Professor of Business Administration
2 Gray Gardens East                                                             at Harvard University Graduate
Cambridge, MA  02138                                                            School of Business Administration
September 1931                                                                  (since 1961).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       15

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993)

Edward J. Spellman, CPA                 Trustee (3)                             Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                            (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       16

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935
John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of October 31, 1996, the officers and trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares.

As of October 31, 1996, the following shareholder beneficially owned 5% of the outstanding shares of the Fund listed below:

                                                          Number of Shares      Percentage of total
Name and Address of                                       of beneficial         outstanding shares of
Shareholder                          Class of Shares      interest owned        the class of the Fund
-----------                          ---------------      --------------        ---------------------
MLPF&S For the                              B                 633,754                   10.19%
Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive  East
Jacksonville FL 32246-6484

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Scipione and Ms. Hodsdon each a non-independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                                      Total Compensation From
                                        Aggregate Compensation        the Fund and John Hancock
Independent Trustees                    From the Fund(1)              Fund Complex to Trustees(2)
--------------------                    ----------------              ---------------------------
Dennis S. Aronowitz                     $   -                         $ 61,050

William A. Barron, III*                 $  107                        $ 41,750

Richard P. Chapman, Jr.+                $   -                         $ 62,800

William J. Cosgrove+                    $   -                         $ 61,050

Douglas M. Costle                       $  876                        $ 41,750

Leland O. Erdahl                        $  876                        $ 41,750

Richard A. Farrell                      $  876                        $ 43,250

Gail D. Fosler                          $   -                         $ 60,800

William F. Glavin+                      $  821                        $ 37,500

Patrick Grant*                          $  107                        $ 43,750

Ralph Lowell, Jr.*                      $  107                        $ 41,750

Dr. John A. Moore                       $  876                        $ 41,750

Patti McGill Peterson                   $  876                        $ 41,750

John W. Pratt                           $  876                        $ 41,750

Edward J. Spellman                      $   -                         $ 61,050
                                        ------                        --------
                                        $6,398                        $723,500

(1)  For the fiscal year ended July 31, 1996.
(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.
* Messrs. Barron, Grant and Lowell retired from their respective positions as Trustees effective January 1, 1996.
+ On December 31, 1995, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Chapman was $54,681, for Mr. Cosgrove was $54,243 and for Mr. Glavin was $32,061 under the John Hancock Deferred Compensation Plan for Independent Trustees.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603 was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the 10 largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

Pursuant to an investment advisory agreement dated as of August 29, 1989 and restated July 1, 1992, between Freedom Investment Trust III and the Adviser (successor to Freedom Capital Management Corporation ("Freedom Capital"), the Fund's former investment adviser) (the "Advisory Agreement"), as manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

As compensation for its services under the Advisory Agreement, the Adviser receives from the Fund a fee computed and paid monthly based upon the following annual rates: 0.75% of the Fund's first $750 million of average daily net assets, and 0.70% of average daily net assets in excess of that amount.

The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement was last approved on August 27, 1996 by all of the Trustees; and on November 15, 1995 by the Fund's shareholders. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid the Adviser investment advisory fees, respectively, of $383,127, $294,993 and $455,664.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended July 31, 1996, the Fund paid the Adviser $1,800 for services under this agreement from the effective date of July 1, 1996.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds and Freedom Distributors Corporation (together the "Distributors").

Under the agreement, Distributors are obligated to use their best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributors. The Distributors accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, the Distributors and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses.

The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the Distributors are not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund. For the fiscal year ended July 31, 1996 an aggregate of $772,708 of distribution expenses or 1.81% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the Distributors provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributors, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the Distributors by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

For the fiscal year ended July 31, 1996, the Distributors received $41,850 and $426,103 from the Fund with respect to Class A shares and Class B shares, respectively. During the fiscal year ended July 31, 1996, the Distributors paid the following amounts of expenses in connection with their services for the
Fund:

Expense Items                                              Class A           Class B
-------------                                              -------           -------
Advertising and Promotion Expense                          $ 7,962          $ 60,874

Printing and Mailing of Prospectuses to New                $ 5,028          $ 31,313
Shareholders

Trail Payments to Underwriters and Selling Brokers         $ 4,001          $100,185
and Compensation to Sales Personnel                        $24,859          $198,673

Interest, Carrying or other Finance Charges                $ -0-            $ 35,058

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believed accurately reflects fair value. The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing a class's net asset by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining the reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account and
(c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

* Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.
* A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
* A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
* A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.
* A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
*        A member of an approved affinity group financial services plan.
* A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

* Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


Amount Invested                                             CDSC Rate
---------------                                             ---------

$1 to $4,999,999                                            1.00%
Next $5 million to $9,999,999                               0.50%
Amounts of $10 million and over                             0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b), (including TSAs) and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (within 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for the purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share               $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                       -120
*        Minus appreciation on remaining shares (40 shares X $2)       - 80
                                                                       ----
*        Amount subject to CDSC                                        $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

Type of              401(a) Plan        403(b)         457           IRA, IRA                 Non-Retirement
Distribution         (401(k), MPP,                                   Rollover
                     PSP)
------------------------------------------------------------------------------------------------------------------
Death or             Waived             Waived         Waived        Waived                   Waived
Disability
------------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived         Waived        Waived for               12% of account value
                                                                     mandatory                annually in periodic
                                                                     distributions            payments
                                                                     or 12% of account
                                                                     value annually
                                                                     in periodic
                                                                     payments
------------------------------------------------------------------------------------------------------------------
Between 59 1/2       Waived             Waived         Waived        Waived for Life          12% of account value
and 70 1/2                                                           Expectancy or 12% of     annually in periodic
                                                                     account                  payments
                                                                     value annually
                                                                     in periodic
                                                                     payments
------------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived             Waived for     Waived for    Waived for annuity       12% of account value
                                        annuity        annuity       payments (72t) or 12%    annually in periodic
                                        payments       payments      of account value         payments
                                        (72t) or 12%   (72t) or      annually in periodic
                                        of account     12% of        payments
                                        value          account
                                        annually in    value
                                        periodic       annually in
                                        payments       periodic
                                                       payments
------------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived         N/A           N/A                      N/A
------------------------------------------------------------------------------------------------------------------
Termination of Plan  Not Waived         Not Waived     Not Waived    Not Waived               N/A
------------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived         Waived        N/A                      N/A
------------------------------------------------------------------------------------------------------------------
Return of Excess     Waived             Waived         Waived        Waived                   N/A
------------------------------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he/she will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Services imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and intends to continue to qualify and be treated as a "regulated investment company" under Subchapter M of the Code for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for this tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities, possibly including any such transaction not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options, futures and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will result from sales of securities and the use of certain other transactions or derivatives made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objectives. The resulting gains or losses may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price may be attributable to by realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. This gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed for tax purposes to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has no capital loss carry forward available to offset future net capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under these laws. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return on Class A and Class B shares of the Fund, respectively, for the 1 year and life of that Class periods ended July 31, 1996 was 11.84% and 15.05% for Class A shares (since inception on January 3, 1992) and 11.85% and 17.88% for Class B shares (since inception on August 30, 1991).

Total return is computed by finding the average annual compounded rate of return over the 1 year and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1

Where:


P        =        a hypothetical initial investment of $1,000.

T        =        average annual total return.

n        =        number of years.

ERV      =        ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unavereaged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STRANGER'S, BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid brokerage commissions in the amount of $97,167, $57,084 and $60,178, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended July 31, 1996, the Fund paid $3,990 in commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc., are broker-dealers ("all Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or Distributors. During the year ending July 31, 1996, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Investor Services, Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and Fund accounting services.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

APPENDIX A

RATINGS

Bonds.

Standard & Poor's Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Commercial Paper.

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two highest categories are as follows:

AIssues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus(+) sign designation.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.